UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of theSecurities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2377 W. Foothill Blvd., Suite #18, Upland, CA 91786
(Address of principal executive offices, including zip code)

(435) 608-1344
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

The following additional information is being provided for our Current Report on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on July 9, 2010, as amended on November 22, 2010, relating to our acquisition of Pro-Water LLC, a Colorado limited liability company since re-domiciled to Utah, on July 7, 2010 (“Acquisition”). This amendment includes additional information related to our pro-forma financial statements included within Exhibit 99.2.

ITEM 2.01           Completion of Acquisition or Disposition of Assets

On July 7, 2010, Sustainable Environmental Technologies Corporation (the “Company”) completed its acquisition of Pro-Water LLC, a Colorado limited liability company since re-domiciled to Utah (“Pro-Water”). The Company reported the acquisition of the Pro-Water under Item 2.01 of Form 8-K filed with the Securities and Exchange Commission on July 9, 2010. The Company hereby amends such Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Pro-Water and pro forma condensed combined financial information with respect to the Company’s acquisition of Pro-Water.

ITEM 5.01           Changes in Control of Registrant

Without constituting a determination by the Company as to the occurrence or non-occurrence of a change in control of the Company in any other context, the issuance of shares of our common stock to Mr. Horst Franz Geicke in connection with the Acquisition, combined with shares he previously owned or was issued in unrelated transactions, as described in our original Current Report on Form 8-K, may, for purposes of this Item 5.01, be deemed to have resulted in a change in control of the Company.

As of July 12, 2010, Mr. Geicke beneficially owned in the aggregate 96,448,184 shares of our common stock, representing 42.23% of our outstanding common stock.

There are no arrangements or understandings among the Company and Mr. Geicke with respect to the election of directors or other matters.

ITEM 9.01           Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma financial information including notes thereto is filed as a part of this amended Current Report and is attached as Exhibit 99.2:

●	Pro Forma Condensed Combined Balance Sheet as of June 30, 2010;

●	Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2010; and

●	Pro Forma Condensed Combined Statement of Operations for the period from October 1, 2009 to March 31, 2010.

Exhibit Number	Description

99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

Dated: January 10, 2011	By:	/s/ Bob Glaser
Bob Glaser
Title: President